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                                  EXHIBIT 10.5

                                 ATG LETTERHEAD


VIA FACSIMILE                                                      May 4, 2000


Name


RE: STOCK OPTIONS


Dear Name:

     We have been discussing certain amendments to your Stock Option Agreements dated ___________ covering a total of _______ shares at an exercise price of ____ per share.

     ATG agrees to reduce the exercise price under the Agreements to the high closing bid price on the trading day prior to exercise. Further, the Agreements terminate twenty (20) business days after the effective date of a Registration Statement on Form S-8 covering the ______ shares of common stock underlying the options to be filed by ATG as soon as practicable.

     A form of notice of exercise of stock option is attached for your convenience.

     The foregoing is subject to the approval of ATG Board of Directors which must be obtained prior to the filing of the registration statement.

     If you agree to the foregoing amendments, please sign below and return a copy to me.


                                         Very truly yours,

                                         Lawrence J. Brady
                                         Chief Executive Officer


I agree to the foregoing amendments.


----------------
Name


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                         NOTICE OF EXERCISE OF OPTION




TO:  American Technologies Group, Inc.
     1017 South Mountain Avenue
     Monrovia, California 91016


     The undersigned hereby exercises, according to the terms and conditions thereof, the right to purchase _______ Shares of Common Stock, evidenced by the Stock Option Agreements dated ____________, as amended, and herewith makes payment of the purchase price in full.

     Please register my certificate for _______ shares of ATG common stock as follows:

     ______________________________

The certificate should be sent to:


      _____________________________
      _____________________________
      _____________________________


Date:______________________________

Name:______________________________

Signature:_________________________